 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(g))
☒	Definitive Information Statement

FINJAN HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed: August 1, 2013

FINJAN HOLDINGS, INC.
261 Madison Avenue
New York, NY 10016

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS

Dear Stockholder:

 This letter and accompanying information statement is being furnished to the stockholders of Finjan Holdings, Inc., a Delaware corporation (“we”, “us”, “our” or the “Company”), to inform them of certain actions taken by the written consent of the holders of a majority of the Company’s outstanding common stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The corporate actions described in the accompanying Information Statement were approved by our board of directors and by the written consent of holders of a majority of our issued and outstanding common stock.  Under applicable law, we may effect the corporate actions described in the accompanying Information Statement without a meeting or vote of our stockholders if stockholders holding a majority of our issued and outstanding common stock have consented to such actions in writing.  Accordingly, we are not asking for your vote on these matters and the accompanying Information Statement is being furnished solely for the purpose of informing you of the corporate actions described therein before they take effect.

The purpose of this Information Statement is to inform our stockholders of the action taken by the written consent of the holders of a majority of our outstanding common stock delivered to the Company as of July 5, 2013, regarding (i) an amendment to our certificate of incorporation to effect a 1-for-12 reverse stock split of our common stock (collectively, the “Reverse Stock Split”), and (ii) the adoption of the Finjan Holdings, Inc. 2013 Global Share Option Plan, including the Israeli sub-plan appended thereto (the “Option Plan”).  This letter and the accompanying Information Statement will serve as written notice to stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware.

The accompanying Information Statement contains details of the corporate actions described above.  You are urged to read it carefully and in its entirety.

The accompanying Information Statement is first being mailed to our stockholders on or about August 1, 2013 to stockholders of record as of July 26, 2013.  The corporate actions described therein will take effect no fewer than 20 calendar days after the initial mailing of this Information Statement, or on or about August 21, 2013.

Sincerely,
/s/ Philip Hartstein
Philip Hartstein
President

 August 1, 2013

FINJAN HOLDINGS, INC.
261 Madison Avenue
New York, NY 10016

INFORMATION STATEMENT

INTRODUCTION

This Information Statement is furnished to the holders of common stock, par value $0.0001 per share, of Finjan Holdings, Inc. (formerly Converted Organics, Inc.), a Delaware corporation (“we”, “us”, “our”, “Finjan” or the “Company”), having an address at 261 Madison Avenue, New York, NY 10016, in connection with the following corporate actions unanimously approved by the board of directors of the Company, and the written consent in lieu of a meeting, delivered to the Company as of July 5, 2013, of the holders of a majority of the Company’s issued and outstanding shares of common stock:

•	an amendment to the Company’s certificate of incorporation to effect a 1-for-12 reverse stock split of the Company’s common stock (the “Reverse Stock Split”); and

•	the adoption of the Finjan Holdings, Inc. 2013 Global Share Option Plan, including the Israeli sub-plan appended thereto (the “Option Plan”).

The form of certificate of amendment for the Reverse Stock Split is attached as Appendix A to this Information Statement and the Option Plan is attached as Appendix B to this Information Statement.  We will commence mailing this Information Statement on or about August 1, 2013 to the holders of record on July 26, 2013 (the “Record Date”) of the outstanding shares of our common stock.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

The board of directors of the Company unanimously adopted resolutions approving the Reverse Stock Split and the Option Plan on July 5, 2013 and June 3, 2013, respectively, and as of July 5, 2013, the holders of a majority of the Company’s outstanding common stock approved the Reverse Stock Split and the Option Plan by written consent in lieu of a special meeting.  It is recommended that you read the Information Statement in its entirety for a full description of the actions approved by the holders of a majority of the Company’s outstanding common stock.

            Expenses in connection with the distribution of this Information Statement will be paid by the Company.  The Company will request brokerage houses, nominees, custodian, fiduciaries and other similar persons or entities to forward this Information Statement to beneficial owners of its voting securities held of record by them, and the Company will reimburse those persons or entities for reasonable out-of-pocket expenses incurred in forwarding the Information Statement.

EFFECTIVE DATES OF THE ACTIONS

The Reverse Stock Split will be effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, which will occur no fewer than 20 calendar days after the initial mailing of this Information Statement, or on or about August 21, 2013.  The Option Plan will be effective twenty calendar days after the initial mailing of this Information Statement, or on or about August 21, 2013, prior to the effectiveness of the Reverse Stock Split.

OUTSTANDING SHARES AND VOTING RIGHTS

As of July 26, 2013, the Record Date, the Company’s had 268,420,426 shares of its common stock issued and outstanding and no shares of preferred stock outstanding.  Each share of the Company’s common stock entitles its holder to one vote on any matter submitted to the stockholders.  However, because the stockholders holding at least a majority of the Company’s outstanding common stock as of the Record Date have voted in favor of approval of the Reverse Stock Split and the Option Plan by written consent, no other consents are solicited in connection with this Information Statement.

Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at a meeting of stockholders can be taken without a meeting if written consent to the action is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders.  The Company’s bylaws require the affirmative vote of the majority of shares entitled to vote on the matter.

 The following stockholders, holding approximately 65.4% of our common stock as of July 5, 2013, approved the Reverse Stock Split and the Option Plan by written consent in lieu of a special meeting:

Name	Number of Shares of Common Stock

BCPI I, L.P.	64,242,658
Israel Seed IV, L.P.	52,382,475
HarbourVest International Private Equity Partners IV Direct Fund L.P.	51,641,214
Benhamou Global Ventures LLC	7,412,614

Total	175,678,961

ACTION 1: APPROVAL OF THE REVERSE STOCK SPLIT

Our authorized capital stock consists of 1,010,000,000 shares, of which 1,000,000,000 are common stock and 10,000,000 are preferred stock. On July 5, 2013, our board of directors approved an amendment to our certificate of incorporation to effect the Reverse Stock Split of our common stock (the “Certificate of Amendment”).  We anticipate that the Reverse Stock Split will be effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, which will occur no fewer than 20 calendar days after the initial mailing of this Information Statement, or on or about August 21, 2013.  The text of the Certificate of Amendment is attached as Appendix A to this Information Statement. The Certificate of Amendment has been approved by written consent by the holders of a majority of our outstanding common stock delivered to the Company as of July 5, 2013. Our board of directors, in its discretion, may abandon the Reverse Stock Split at any time prior to the filing of the Certificate of Amendment.

Reasons for the Amendments

The Company believes that the Reverse Stock Split will make our common stock more attractive to a broader range of investors, as the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

In addition, we believe that the Reverse Stock Split will enhance our ability to obtain a potential initial listing on a national securities exchange. The NASDAQ Capital Market requires, among other items, an initial bid price of least $4.00 per share and following initial listing, maintenance of a continued minimum bid price of at least $1.00 per share. The NYSE MKT requires an initial listing bid price of $3.00 (or $2.00 depending on the applicable listing standard).  We anticipate that reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that the minimum bid price for our common stock following the Reverse Stock Split will be or remain above the minimum bid price required for initial or continued listing on any such stock exchange or that we will otherwise satisfy the eligibility requirements for listing on a national securities exchange.

For the reasons described above, the Company believes that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which the Company in turn believes may enhance the liquidity of our common stock.

It should be noted, however, that while reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended to increase the per share market price of our common stock, other factors, such as the Company’s financial results, market conditions and the market perception of the Company’s business, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split will increase the per share market price of our common stock or that the per share market price of our common stock will not decrease in the future. Additionally, there can be no assurance that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Principal Effects on Outstanding Common Stock

As a result of the Reverse Stock Split of our common stock, each share of our common stock outstanding immediately prior the filing of the amendment to our certificate of incorporation effecting the Reverse Stock Split will represent one-twelfth (1/12) of one share of our common stock, or each twelve (12) shares held prior to the Reverse Stock Split will result in one post-split share. This will result in each holder of our common stock immediately prior to the Reverse Stock Split owning one-twelfth (1/12) of the number of shares of common stock owned by such holder prior to the Reverse Stock Split. No fractional shares or scrip of our common stock will be issued in connection with the Reverse Stock Split. Any fractional share will be rounded up to the nearest whole number post-split share.

After the Reverse Stock Split is effective, the Common Stock will have new Committee on Uniform Securities Identification Procedures (“CUSIP”) numbers, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

After the Reverse Stock Split is effective, the Company will continue to be subject to the periodic reporting and other requirements of the Exchange Act. The Common Stock will continue to be quoted on the OTCQB tier of the OTC Market and on the OTC Bulletin Board under the symbol “FNJN”, although the letter “D” will be added to the end of the trading symbol for a period of 20 trading days after the effective time of the Reverse Stock Split to indicate that a reverse stock split has occurred.

Beneficial Holders of Common Stock (i.e. shareholders who hold in street name)

Upon the effectiveness of the Reverse Stock Split, the Company intends to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. Shareholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the exchange agent’s books and records but do not hold stock certificates)

Certain of the registered holders of our common stock may hold some or all of their shares electronically in book-entry form with the Company’s exchange agent. These shareholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the Company’s exchange agent will not need to take action (the exchange will be automatic) to receive whole shares of our post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our common stock in certificated form will be sent a transmittal letter by the Company’s transfer agent after the effective date of the Reverse Stock Split . The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the Company’s exchange agent in exchange for certificates representing the appropriate number of whole shares of our post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Company’s exchange agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of whole shares of our common stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of our post-Reverse Stock Split common stock to which these shareholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with similar restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Effect on Authorized but Unissued Shares of Common Stock

The number of shares of common stock that we are authorized to issue will not change as a result of the Reverse Stock Split.  Therefore, because the number of authorized shares will not be reduced by the same equivalent proportion as the number of outstanding shares of our common stock, the Reverse Stock Split will have the effect of an increase in the number of authorized but unissued shares of our common stock. Authorized but unissued shares of our common stock and preferred stock are available for future issuance as may be determined by our board of directors without further action by our stockholders, unless stockholder approval is required by applicable law or the rules of any securities exchange on which our securities may be listed in the future.  These additional shares may be issued in the future for a variety of corporate purposes including, but not limited to, raising additional capital, corporate acquisitions and equity incentive plans. Except for a stock split or stock dividend, future issuances of common shares will dilute the voting power and ownership of our existing stockholders and, depending on the amount of consideration received in connection with the issuance, could also reduce stockholders’ equity on a per share basis.

The availability of a substantial number of authorized but unissued shares may also be used by our board of directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of the Company or make such actions more expensive and less desirable.  The Company did not, however, propose the Reverse Stock Split in response to any effort known to us to accumulate our common stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Upon the effectiveness of the Reverse Stock Split, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of our common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares reserved for issuance pursuant to these securities will also be reduced proportionately based upon the reverse stock split ratio of 1-for-12.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock, which will remain $0.0001 per share upon the effectiveness of the Reverse Stock Split. As a result, as of the Reverse Stock Split Effective Time, the stated capital attributable to common stock on the Company’s balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will probably be higher because there will be fewer shares of our common stock outstanding.

No Dissenter’s Rights or Appraisal Rights

Under Delaware law and our certificate of incorporation, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to “U.S. holders” (as defined below) of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, or a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

This summary is based on the provisions of the Internal Revenue Code (“IRC”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Information Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, U.S. Holders will not recognize gain or loss upon the Reverse Stock Split. The aggregate tax basis of our common stock received by a U.S. Holder pursuant to the Reverse Stock Split should equal the aggregate tax basis of our common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period of our common stock received should include the holding period of our common stock surrendered.

ACTION 2: APPROVAL OF THE OPTION PLAN

Our board of directors adopted the Option Plan on June 3, 2013, subject to stockholder approval, and a majority of our stockholders approved the Option Plan by written consent delivered to the Company as of July 5, 2013.

General Description of the 2013 Global Share Option Plan

A general description of the basic features of the Option Plan is set forth below.  Such description is qualified in its entirety by reference to the full text of the Option Plan, which is attached hereto as Appendix B.

Purpose

The Option Plan is intended to provide an incentive to retain, in the employ of the company and its affiliates, persons of training, experience, and ability, to attract new employees, directors, consultants and service providers, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the company by providing them with opportunities to purchase our common stock in accordance with the plan.  The Option Plan is intended to meet the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986 and was contingent on stockholder approval.  In addition, the Option Plan is intended to enable the company to grant options and issue shares under various tax regimes, including, the United States, Israel and other jurisdictions.

Administration

The administration, interpretation and operation of the Option Plan will be vested in our board of directors, or a compensation or other committee thereof as determined by the board of directors.  The board of directors, or committee thereof tasked with administering the Option Plan is sometimes referred to as the “Administrator.”

The Administrator will have the full power and discretionary authority, subject to applicable law and subject to our certificate of incorporation, to: (i)  designate optionees; (ii) determine the terms and provisions of the respective option agreements awarded under the Option Plan (which may, but need not, be identical), including, but not limited to, the number of options to be granted to each optionee, the number of shares to be covered by each option, provisions concerning the time or times when and the extent to which the options may be exercised and the nature and duration of restrictions as to the transferability or restrictions constituting substantial risk of forfeiture; (iii) accelerate the right of an optionee to exercise, in whole or in part, any previously granted option; (iv) interpret the provisions and supervise the administration of the Option Plan; (v) replace, cancel or suspend awards, as necessary; (vi) determine the fair market value of the shares covered by each option in accordance with the Option Plan; (v) designate the type of options to be granted to an optionee; (vi) alter any restrictions and conditions of any options or shares subject to any options; (ix) determine the purchase price of the option; (x) prescribe, amend and rescind rules and regulations relating to the Option Plan (vii) determine any other matter which is necessary or desirable for, or incidental to the administration of the Option Plan.  The Option Plan also authorizes the Administrator to grant replacement options in exchange for outstanding options, subject to limitations specified in the Option Plan.

Eligible Participants

Any person who is employed by us or any of our affiliates, as well as any director, consultant, adviser, service provider or controlling stockholder (within the meaning of Israeli Income Tax Ordinance [New Version] 1961, as amended, or the “Ordinance”)  of the company or its affiliates is eligible to participate in the Option Plan.  Options granted pursuant to Section 102 of the Ordinance may only be granted to persons otherwise eligible under the Option Plan who are considered Israeli residents for Israeli income tax purposes, except “controlling stockholders” within the meaning of the Ordinance.

Except as described below, no determination has been made as to future awards which may be granted under the Option Plan, although it is anticipated that recipients of awards will include the current executive officers of the Company. However, in connection with the consummation of a reverse merger pursuant to the Agreement and Plan of Merger, dated June 3, 2013, among the Company, Finjan, Inc. and COIN Merger Sub, Inc., options to purchase up to an aggregate of 77 shares of Finjan common stock at an exercise price of $34,096.87 per share, including options held by Finjan's chief executive officer (Daniel Chinn, a member of our board of directors since June 3, 2013), its president (Philip Hartstein, our president since June 3, 2013) and its chief financial officer (Shimon Steinmetz, our chief financial officer since June 3, 2013), were converted into options to purchase an aggregate of 19,025,710 shares of our common stock, in each case at an adjusted  converted exercise price of $0.137995, subject to further adjustment in accordance with the terms of each option award and the Option Plan.  The exercise of such options was subject to stockholder approval of the Option Plan and are subject to applicable vesting provisions.

Trustee

Our board of directors may appoint (and may, from time to time, replace) a trustee for the purposes of the Option Plan, in accordaance with the requirements of applicable law. The Israeli sub-plan contains provisions relating to the appointment of such trustee in connection with options granted pursuant to Section 102 or Section 3(i) of the Ordinance.

Number of Shares Subject to the Option Plan

The maximum number of shares with respect to which awards may be granted under the Option Plan is 26,842,036 (on a pre-Reverse Stock Split basis), subject to adjustment in the event of certain transactions, including certain mergers, sales of substantially all of the company’s assets, reverse mergers, and certain changes in control of the company, as well as to reflect stock splits, recapitalizations, share exchanges and similar transactions.  Shares subject to awards that are forfeited, canceled or expire will again be available for issuance under the Option Plan.  The Option Plan provides that in no event may the Company grant a number of options representing shares that have a fair market value (as defined in the Option Plan), as of the date of grant, in excess of ten percent (10%) of the Company’s market capitalization, as of the date of grant, to any single optionee in a calendar year.

Exercise Prices

The purchase price of each share subject to an option awarded under the Option Plan shall be determined by the Administrator in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the board of directors (in the event the board of directors is not then the Administrator) from time to time.  However, in the case of a grant to any eligible person subject to U.S. taxation, the Option Plan provides that the purchase price shall not be less than 100% of the fair market value (as determined in accordance with the Option Plan) of the underlying shares as determined on the date of grant.

Stock Option Exercise; Payment of Exercise Prices

Options granted under the Option Plan may be exercised by the optionee in whole or in part from time to time, to the extent that the options become vested and exercisable, prior to the applicable expiration date, and provided that, subject to certain exceptions,  the optionee is employed by, serves as a director, or provides services to us or any of our affiliates, at all times during the period beginning with the date of grant and ending upon the date of exercise.

The Option Plan provides that the purchase price for shares underlying options may be paid (i) in cash, (ii) at the discretion of the board of directors, in shares of our common stock (including other shares subject to the option being exercised) having a fair market value equal as of the date of exercise to the purchase price of the shares purchased and acquired upon exercise of the option, or through a different form of cashless exercise through a third party broker as approved by the board of directors or (iii) by a combination of the methods described above.  Our board of directors has the authority, under the Option Plan, to approve other means of payment.

Adjustments

The Option Plan provides that, in the event of certain transactions, including certain mergers, sales of substantially all of the company’s assets, reverse mergers, and certain changes in control of the company, the unexercised options then outstanding under the plan will be assumed or substituted for an appropriate number of shares of the securities distributed to the shareholders of the Company, including securities of the successor company, unless the successor company does not agree to do so.   If unexercised options are assumed or substituted in connection with such transactions, appropriate adjustments may be made to the exercise price so as to reflect such action and all other terms and conditions of the applicable option agreements will remain unchanged, including but not limited to the vesting schedule, all subject to the determination of the board of directors.  However, any options that are exercisable into shares that have a fair market value that is equal to or less than such option’s purchase price may be cancelled by the Administrator rather than assumed or substituted by the successor company.  The number of shares issuable upon exercise of options may also be adjusted to reflect stock splits, recapitalizations, stock dividends, share exchanges and similar transactions.

Term of Options

Options granted under the Option Plan, to the extent not previously exercised, will terminate upon the earlier of: (i) the date set forth in the option agreement; (ii) the lapse of ten years from the date of grant; (ii) in the event of certain transaction and other events specified in the plan, and (iii) the expiration of any extended period applicable under the Option Plan following the termination of the optionee’s service to the company or its affiliates.

In the event of termination of optionee’s employment, directorship or service-provider relationship, with us and all of our affiliates, all options granted to such optionee under the Option Plan will immediately expire, subject to limited exceptions.  However, the Option Plan provides that an option may be exercised after the date of termination of an optionee’s employment or service with us or any of our affiliates during an additional period of time beyond the date of such termination, but only with respect to the number of vested options at the time of such termination, if (i) the termination is without cause, in which event any vested option still in force may be exercised within a period of ninety days after the date of such termination or the expiration date of the option, if earlier; or (ii) termination is the result of death or disability of the optionee, in which event any vested option still in force may be exercised within a period of twelve months after the date of such termination or the expiration date of the option, if earlier; or (iii) prior to the date of such termination, the Administrator shall authorize an extension of the terms of all or part of the vested options beyond the date of such termination for a period not to exceed the period during which the options by their terms would otherwise have been exercisable.

Amendment or Termination

Without derogating from any other rights granted to the Administrator, the board of directors may at any time, but when applicable, after consultation with any trustee appointed in accordance with the Israeli sub-plan under the Option Plan, amend, alter, suspend or terminate the Option Plan and/or any sub-plan thereunder.  No amendment, alteration, suspension or termination of the Option Plan will impair the rights of any optionee, unless mutually agreed otherwise between the us and the optionee. Termination of the Option Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to options granted under the Option Plan prior to the date of such termination.

The Option Plan will be effective as of June 3, 2013, the date it was adopted by our board of directors, and will terminate on June 3, 2023.  However, although we will not grant any new awards under the Option Plan following its termination, the Option Plan will remain in effect until the latest expiration date of any outstanding option with respect to such options.

             Indemnification

The Option Plan provides that, subject to the Company’s certificate of incorporation and bylaws and applicable law, each member of the board of directors (or committee thereof serving as the Administrator) and other officers of the Company are entitled to be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Option Plan unless arising out of such person’s own fraud or bad faith, to the extent permitted by applicable law.

Federal Income Tax Consequences of Awards

The federal income tax consequences related to the issuance of stock options that may be granted under the Option Plan are summarized below. Participants who are granted awards under the Option Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

A participant who is granted a stock option normally will not realize any income, nor will our company normally receive any deduction for federal income tax purposes, in the year the option is granted.

When a nonqualified stock option granted through the Option Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date and, subject to the limitations of Section 162(m) of the Internal Revenue Code, we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

If the exercise price of a nonqualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

Section 409A

If any award constitutes nonqualified deferred compensation under Section 409A of the Internal Revenue Code, it will be necessary that the award be structured to comply with Section 409A to avoid the imposition of additional tax, penalties and interest on the participant.

Payment of Withholding Taxes

We may withhold from any payments or stock issuances under the Option Plan, or collect as a condition of payment, any taxes required by law to be withheld.

The foregoing discussion summarizes the federal income tax consequences of awards that may be granted under the Option Plan based on current provisions of the Internal Revenue Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences.

Plan Benefits under 2013 Global Share Option Plan

The grant of awards under the Option Plan is entirely in the discretion of the board of directors.  As of the date of this Information Statement, we have granted the following stock options under the Option Plan:

Recipient	No. of Options Granted	Exercise Price of Options	Expiration Date

Philip Hartstein (President) (1)	5,188,830	$0.137995	May 6, 2023
Shimon Steinmetz (Chief Financial Officer) (2)	2,223,784	$0.137995	May 6, 2023
Executive Group	7,412,614	$0.137995	May 6, 2023
Non-Executive Director Group (3)	6,424,266	$0.137995	May 6, 2023
Non-Executive Officer Employee Group (4)	5,188,830	$0.137995	May 6, 2023
____________________
(1) 25% of the options granted to Mr. Hartstein shall vest and become exercisable on April 1, 2014 and thereafter 6.25% of the options shall vest every three months, provided that Mr. Hartstein is employed by the Company as of each applicable vesting date.
(2) 25% of the options granted to Mr. Steinmetz shall vest and become exercisable on April 1, 2014 and thereafter 6.25% of the options shall vest every three months, provided that Mr. Steinmetz is employed by the Company as of each applicable vesting date.
(3)  Daniel Chinn, a member of our board of directors and the chief executive officer of Finjan, Inc., our wholly-owned subsidiary, is the only member of our board of directors that holds stock options.  3,459,220 of the options held by Mr. Chinn are currently vested and the balance of such options shall vest and become exercisable over a two-year period from the date of grant in eight equal quarterly installments.
(4)  Includes options awarded to consultants to Finjan, Inc. as well as employees of the Company.

Equity Compensation Plan Information

The following table presents information about shares of Common Stock that may be issued upon the exercise of stock options under all of our existing equity compensation plans as of July 9, 2013.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(1)

Equity compensation plans approved by security holders	19,025,710	$0.137995	8,031,060

Equity compensation plans not approved by security holders	--	$--	--

Total	19,025,710	$$0.137995	8,031,060
______________________
(1)
Includes 7,816,326 shares that remain eligible for issuance pursuant to the Option Plan described in this Information Statement as well as 214,734 shares of common stock available for issuance under the Converted Organics 2010 Omnibus Stock Compensation Plan (the “2010 Plan”).  The 2010 Plan provides that, on the first day of each fiscal year, the number of shares authorized for issuance under the 2010 Plan is automatically recalculated to be equal to 20% of the shares of the Company’s common stock outstanding on the last day of the prior fiscal year, less any issuances made under both the Converted Organics Amended and Restated 2006 Stock Option Plan and the 2010 Plan.  We do not intend to issue additional shares under the 2010 Plan.  Instead, we expect that future equity-based awards will be made under our the Option Plan described in this Information Statement or other equity, incentive compensation or similar plans that the we may adopt in the future, to our directors, officers and other employees, consultants and service providers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of July 29, 2013 by:

•	each person who is known by us to own beneficially more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or direct the disposition of such security. Under those regulations, the number of shares of common stock and percentages set forth opposite the name of each person and entity in the following table includes common stock underlying options held by that person or entity, including any options that are to be granted to such persons in connection with this offering, that are exercisable within 60 days after July 29, 2013, but excludes common stock underlying options held by any other person or entity. Except as noted below, the address for each person listed in the following table is c/o 261 Madison Avenue, New York, New York 10016.  Subject to applicable community property laws, we believe that all persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

	Shares Beneficially Owned
Name of Beneficial Owner	Number		%(1)
Daniel Chinn, Director	3,459,220	(2)	1.3%
Philip Hartstein, President	0	(3)	--
Shimon Steinmetz, Chief Financial Officer	0	(4)	--
Michael Eisenberg, Director	64,242,658	(5)	23.9%
Eric Benhamou, Director	7,412,614	(6)	2.8%
Alex Rogers, Director	0	(7)	--
Edward Gildea, Director	241,941	(8)	*
All directors and executive officers as a group	75,356,433	(9)	27.7%

BCPI I, L.P. 2480 Sand Hill Road Menlo Park, CA 94025	64,242,658	(10)	23.9%
Israel Seed IV, L.P. 309 Queensgate House South Church Street Georgetown, Grand Cayman, Cayman Islands	52,382,475	(11)	19.5%
Harbourvest International Private Equity Partners IV Direct Fund L.P. c/o HarbourVest Partners, LLC One Financial Center 44th Floor Boston, MA 02111	51,641,214	(12)	19.2%
Cisco Systems, Inc. 170 W. Tasman Drive San Jose, CA 95134	20,261,146		7.5%
Star Bird Holdings Limited c/o BWCI Group, Albert House, South Esplanade, St Peter Port Guernsey GY1 3BY	17,543,187	(13)	6.5%
D and A Income Limited c/o HSBC Trustee (C.I.) Limited HSBC House Esplanade St Helier Jersey JE1 1GT, Channel Islands	17,543,187	(14)	6.5%

*Less than 1%

(1)	Percentages are based on 268,420,426 shares of common stock issued and outstanding as of July 29, 2013.
(2)
Includes options to purchase up to 3,459,220 shares of common stock, which are currently exercisable for $0.137995 per share.  Does not include options to purchase up to 2,965,046  shares of common stock which are not currently exercisable and will not become exercisable within the next 60 days.

(3)	Does not include options to purchase up to 5,188,830 shares of common stock which are not currently exercisable and will not become exercisable within the next 60 days.
(4)	Does not include options to purchase up to 2,223,784 shares of common stock which are not currently exercisable and will not become exercisable within the next 60 days.

(5)	Represents the 64,242,658 shares of common stock held by BCPI I, L.P. See footnote (10).
(6)	Includes shares of common stock held by Benhamou Global Ventures LLC, with respect to which Eric Benhamou has sole voting and dispositive power.
(7)
Excludes the 51,641,214 shares held by HarbourVest International Private Equity Partners IV-Direct Fund L.P.  Alex Rogers is an employee of HarbourVest Partners (Asia) Limited, a subsidiary of HarbourVest Partners, LLC, the Managing Member of HIPEP IV Direct Associates LLC, which is the General Partner of HarbourVest International Private Equity Partners IV-Direct Fund L.P.  Mr. Rogers does not have voting power or dispositive power with respect to shares held by HarbourVest International Private Equity Partners IV-Direct Fund L.P. and disclaims beneficial ownership of the shares held by HarbourVest International Private Equity Partners IV-Direct Fund.

(8)
Includes 241,938 shares issued to Mr. Gildea in connection with the termination of his severance agreement on June 3, 2013.  The business address for Mr. Gildea is 7A Commercial Wharf West, Boston, MA 02110.

(9)	Includes options to purchase up to 3,459,220 shares of common stock held by Daniel Chinn, which are currently exercisable for $0.137995 per share.
(10)
Represents 64,242,658 shares of common stock held by BCPI I, L.P. (“BCPI I”) for itself and as nominee for BCPI Founders’ Fund I, L.P. (“BCPI FF”) and for other individuals and entities.  BCPI Partners I, L.P. (“BCPI GP”), the general partner of both BCPI I and BCPI FF, may be deemed to have sole power to vote and dispose of these shares, BCPI Corporation (“BCPI Corp.”), the general partner of BCPI GP, may be deemed to have sole power to vote  and dispose of these shares, and Michael Eisenberg (“Eisenberg”) and Arad Naveh (“Naveh”), the directors of BCPI Corp., may be deemed to have shared power to vote and dispose of these shares.  The foregoing information is based solely upon information contained in the Schedule 13D filed by BCPI I, BCPI GP, BCPI Corp., Eisenberg and Naveh on June 13, 2013.

(11)
Represents 52,382,475 shares of common stock held by Israel Seed IV, L.P., the general partner of which is Israel Venture Partners 2000 Limited (“Israel Venture”).  Neil Cohen (“Cohen”), Jonathan Medved and Michael Eisenberg are the current members of Israel Venture.  However, Neil Cohen is the managing member of Israel Venture and, in his capacity as such, has voting and dispositive power with respect to securities beneficially owned by Israel Venture.  Both Israel Venture and Cohen have disclaimed beneficial ownership of the reported securities except to the extent of their pecuniary interest therein.  The foregoing information is based solely upon information contained in the Schedule 13D filed by Israel Seed and Israel Venture on June 13, 2013.

(12)
Voting and investment power over the securities owned directly by HarbourVest International Private Equity Partners IV-Direct Fund L.P. (“HarbourVest Direct”) is exercised by the Investment Committee of HarbourVest Partners, LLC, (“HarbourVest Partners”)  which is the Managing Member of HIPEP IV Direct Associates LLC (“HarbourVest Associates”), which is the General Partner of HarbourVest Direct    Based solely upon the Schedule 13G filed by HarbourVest  Direct, HarbourVest Associates and HarbourVest Partners, each of HarbourVest  Direct, HarbourVest Associates and HarbourVest Partners shares voting and dispositive power with respect to the shares of common stock held by HarbourVest Direct.

(13)
BWCI Pension Trustees Limited (“PTL”) and BWCI Trust Company Limited (“CTL”), as the corporate directors of Star Bird Holdings Limited (“STAR”), manage various investments of STAR, including STAR’s investments in the Company. Each of PTL and CTL has, except in limited circumstances, the power to vote or to direct the vote and to dispose or to direct the disposition of the shares of common stock that STAR may be deemed to beneficially own. As a result, STAR, PTL and CTL may be deemed to constitute a "group" within the meaning of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, with respect to STAR’s investment in the Company. PTL and CTL own directly no Shares.  Each of PTL and CTL have disclaimed beneficial ownership of any securities owned by STAR.  The foregoing information is based solely upon information contained in the Schedule 13G filed by Israel Seed and Israel Venture on June 18, 2013.

(14)
D & A Income Limited (“D&A”) is wholly-owned by HSBC International Trustee Limited, Jersey Branch (“HSBC International Trustee Limited”), as the sole trustee of certain trusts.  Accordingly, HSBC International Trustee Limited may be deemed to beneficially own the shares of our common stock held directly by D&A.    The foregoing is based on information provided by the stockholder.

 INTERESTS OF CERTAIN PERSONS IN THE MATTERS ACTED UPON

None of our officers, directors, or any of their respective associates has any separate interest in the Reverse Stock Split, except to the extent that certain of our officers, directors or their associates may beneficially own shares of our common stock (which interest does not differ from that of our other stockholders).

Daniel Chinn, a member of our board of directors since June 3, 2013 and the chief executive officer of our subsidiary Finjan, Inc., Philip Hartstein, our president since June 3, 2013 and Shimon Steinmetz, our chief financial officer since June 3, 2013, were awarded options to purchase 6,424,266, 5,188,830 and 2,223,784 shares of our common stock, respectively, under the Option Plan.  The ability to exercise such options was conditioned upon shareholder approval of the Option Plan.  Accordingly, each of Messrs. Chinn, Hartstein and Steinmetz have an interest in the approval of the Option Plan.  In addition, each of our directors and officers has an interest in the Option Plan to the extent that such individuals are eligible to receive option awards under the Option Plan in the future.

COST OF THIS INFORMATION STATEMENT

The costs associated with the preparation, filing, printing and distribution of this Information Statement will be paid by the Company.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act and will file annual, quarterly and current reports, proxy statements and other information with the SEC. Copies of such reports, proxy statements and other information may be copied (at prescribed rates) at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549.  For further information concerning the SEC’s public reference rooms, you may call the SEC at 1-800-SEC-0330.  Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at “http://www.sec.gov.”  These reports, proxy statements and other information will also be available on our website www.finjan.com (which is not part of this Information Statement). We intend to furnish our stockholders with annual reports containing financial statements audited by our independent auditors.

DOCUMENTS INCORPORATED BY REFERENCE

Our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2013 (the “Form 8-K”) is incorporated herein by reference.  The Form 8-K contains important information about us and our financial condition.

The information incorporated by reference should be considered part of this Information Statement except for any information superseded by information contained directly in this Information Statement.

 Upon written request by any stockholder,  we will deliver, without charge, by first class mail a copy of any and all of the information (not including exhibits) that has been incorporated by reference in this Information Statement.  Such requests should be made in writing and directed to Finjan Holdings, Inc., 261 Madison Avenue, New York, New York 10016, Attn: Chief Financial Officer.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Philip Hartstein
Philip Hartstein
President

Appendix A

CERTIFICATE OF AMENDMENT
TO
THE CERTIFICATE OF INCORPORATION
OF
FINJAN HOLDINGS, INC.

Under Section 242 of the Delaware General Corporation Law

Finjan Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

FIRST:            This Certificate of Amendment amends the provisions of the Corporation’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”).

SECOND:       The Certificate of Incorporation of the Corporation is hereby amended by amending and restating Article 4 of the Certificate of Incorporation to read as follows:

“The total number of shares of all classes of stock that the Corporation shall have authority to issue is one billion (1,000,000,000) shares of common stock, having a par value of $0.0001 per share, and ten million (10,000,000) shares of preferred stock, having a par value of $0.0001 per share. Authority is hereby expressly granted to the Board of Directors to fix by resolution or resolutions any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions that are permitted by the General Corporation Law of Delaware in respect of any class or classes of preferred stock or any series of any class of preferred stock of the Corporation.

Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Date”), each share of issued and outstanding common stock, par value $0.0001 per share (the “Old Common Stock”), shall be reclassified as one-twelfth (1/12th) of a share of common stock (the “New Common Stock”), with a par value of $0.0001 per share. Each outstanding stock certificate that represented one or more shares of Old Common Stock shall thereafter, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of New Common Stock determined by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Date by one-twelfth (1/12th) and shares of Old Common Stock held in uncertificated form shall be treated in the same manner. Stockholders who would otherwise be entitled to receive fractional share interests of Common Stock shall instead have those fractional shares rounded up to the nearest whole share.”

THIRD:       The terms and provisions of this Certificate of Amendment have been duly adopted by written consent given in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this _____ day of ______, 2013.

Name:
Title:

Appendix B

FINJAN HOLDINGS, INC.

2013 GLOBAL SHARE OPTION PLAN

(June 3, 2013)

TABLE OF CONTENTS

1	PURPOSES OF THE PLAN	1

2	DEFINITIONS	1

3	ADMINISTRATION OF THE PLAN	4

4	DESIGNATION OF PARTICIPANTS AND OTHER MATTERS	6

5	TRUSTEE	6

6	SHARES RESERVED FOR THE PLAN; RESTRICTIONS THEREON	6

7	PURCHASE PRICE	7

8	ADJUSTMENTS	7

9	TERM AND EXERCISE OF OPTIONS	8

10	VESTING OF OPTIONS	10

11	SHARES SUBJECT TO RIGHT OF FIRST REFUSAL AND BRING ALONG	10

12	DIVIDENDS	10

13	RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS	11

14	EFFECTIVE DATE AND DURATION OF THE PLAN	11

15	AMENDMENTS OR TERMINATION	11

16	GOVERNMENT REGULATIONS	11

17	CONTINUANCE OF EMPLOYMENT OR HIRED SERVICES ; NO CLAIMS	12

18	GOVERNING LAW AND JURISDICTION	12

19	TAX CONSEQUENCES	12

20	NON-EXCLUSIVITY OF THE PLAN	13

21	MULTIPLE AGREEMENTS	13

22	RULES PARTICULAR TO SPECIFIC COUNTRIES	13

i

This plan, as amended from time to time, shall be known as the Finjan Holdings, Inc. 2013 Global Share Option Plan.

1	PURPOSES OF THE PLAN

The Plan is intended to provide an incentive to retain, in the employ of the Company (as defined below) and its Affiliates (as defined below), persons of training, experience, and ability, to attract new employees, directors, consultants, service providers and any other entity which the Board (as defined below) shall decide their services are considered valuable to the Company, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company, pursuant to this Plan.  The Plan is intended to meet the performance-based compensation exemption under Section 162(m) of the Code (as defined below) and is contingent on the Company’s shareholders approving the Plan.

2	DEFINITIONS

For purposes of interpreting the Plan and related documents (including the appendixes and Option Agreements), the following definitions shall apply:

2.1  “Administrator” means the Board or any of its committees as shall be administering the Plan, in accordance with Section 3 hereof.

2.2  “Affiliate” means any entity controlling, controlled by or under common control with the Company and if such entity is a person, then the immediate family of such person. For the purpose of this definition of Affiliate, control shall mean the ability to direct the activities of the relevant entity and/or shall include the holding of more than 50% of the capital or the voting of such entity. For purposes of Israeli Options and any related definitions “Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.

2.3  “Board” means the Board of Directors of the Company.

2.4  “Code” means the United States Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.5  “Cause” means, as determined by the Board in its sole discretion, (i) conviction of any felony involving moral turpitude or affecting the Company and/or its Affiliates; (ii) any refusal to carry out a reasonable directive of the Company’s Chief Executive Officer, the Board or the Optionee’s direct supervisor, which involves the business of the Company and/or its Affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company and/or its Affiliates; (iv) any breach of the Optionee’s fiduciary duties or duties of care owed to the Company and/or its Affiliates, including without limitation disclosure of confidential information of the Company and/or of its Affiliates; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company and/or to its Affiliates.

2.6  “Change in Control” means the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities; or a merger, consolidation, reorganization of the Company or a similar business combination, in which the Company is a surviving entity; or the sale, transfer or other disposition of all or substantially all of the Company’s assets.

1

2.7  “Committee” means compensation committee of the Board, or any other committee designated from time to time by the resolution of the Board, in accordance with applicable law.

2.8  “Company” means Finjan Holdings, Inc., a U.S. corporation incorporated under the laws of the State of Delaware.

2.9  “Controlling Shareholder” shall have the meaning ascribed to such term in Section 32(9) of the Ordinance.

2.10  “Date of Grant” means the date of a grant of an Option, as determined by the Administrator as set forth in the Optionee’s Option Agreement.  For Options granted to US Employees, “Date of Grant” shall mean the date on which all corporate action has been completed to create the legally binding right constituting the Option.

2.11  “Employee” means a person who is employed by the Company or any Affiliates who may be a US Employees, an Israeli Employee, as well as any employees of the Company and/or any Affiliate worldwide who are domiciled in other jurisdictions and therefore subject to different tax regimes and further subject to any applicable sub-plans to this Plan as may be adopted by the Board from time to time The Sub-Plan for Israeli Employees and Non-Employees who are Israeli is attached hereto as Appendix A (“Israeli Sub-Plan”).

2.12  “Expiration Date” means the date upon which an Option shall expire, as set forth in Section 9.2 of the Plan.

2.13  “Fair Market Value” means as of any date, the value of a Share determined as follows:

i.
If the Shares are listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value shall be the average of the closing sales price for such Shares (or the closing bid, if no sales were reported), as quoted on such exchange or system for each day within the 30-day period preceeding the day of determination, as reported in The Wall Street Journal, or such other source as the Board deems reliable;

ii.
If the Shares are regularly quoted by a recognized securities dealer, including the OTC Bulletin Board (or successor thereto), but selling prices are not reported, the Fair Market Value shall be the average of the high bid and low asked prices for the Shares for each day within the 30-day period immediately preceeding the day of determination; or

iii.	In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board.

For US Employees, the determination of Fair Market Value will be calculated in a manner intended to meet the definition of “fair market value” under Section 409A of the Code.

2.14  “Israeli Employee” means a person who is considered an Israeli resident for Israeli income tax purposes and who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder of the Company or its Affiliates, but excluding for purposes of any 102 Option, any Controlling Shareholder.

2

2.15  “Non-Employee” means a director (other than directors employed by the Company or its Affiliates), consultant, adviser, service provider or Controlling Shareholder (for the purposes of, 102 Options) of the Company or any of its Affiliates or any other person who is not an Employee.

2.16  “Option” means an option to purchase one or more Shares pursuant to the Plan.

i.	“US Options” means stock options that are not incentive stock options (within the meaning of US Treasury Regulation Section 1.422-2).

ii.	“Israeli Options” means 102 Options and 3(i) Options, as more fully defined in the Israeli Sub-Plan.

2.17  “Optionee” means a person who receives or holds an Option under the Plan.

2.18  “Option Agreement” means the share option agreement between the Company and an Optionee that evidences and sets out the terms and conditions of an Option grant.

2.19  “Ordinance” means the Israeli Income Tax Ordinance [New Version] 1961, as amended.

2.20  “Purchase Price” means the price for each Share subject to an Option.

2.21  “Section 102” means section 102 of the Ordinance, as amended.

2.22  “Share” means the common stock, $0.01 par value each, of the Company.

2.23  “Successor Company” means any entity the Company is merged into or is acquired by, in which the Company is not the surviving entity.

2.24  “Transaction” means any of the following transactions to which the Company is a party:

i.	a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

ii.
the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

iii.
any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

iv.
acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the US Securities and Exchange Act of 1933, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities, but excluding any such transaction that the Administrator determines shall not be a Transaction.

3

2.25  “Plan” means the Company’s 2013 Global Share Option Plan, as may be amended from time to time.

2.26  “Trustee” means any individual or company appointed by the Company to serve as a trustee or custodian with respect to the Options as may be required under any applicable tax regime or jurisdiction.

2.27  “US Employee” means any person, including an individual who is serving as a director or an office holder, employed by the Company or any Affiliate who is required to pay U.S. taxes under the Code or applicable treaty. A US Employee shall not cease to be a US Employee in the case of (i) any leave of absence approved by the Company or any Affiliate or (ii) transfers between locations of the Company or between the Company, its Affiliates or any successor.

2.28  “Vested Option” means any Option which has already been vested according to the Vesting Dates.

2.29  “Vesting Dates” means, as determined by the Administrator, the date as of which the Optionee shall be entitled to exercise Options or part of the Options as set forth in Section 9 of the Plan.

3	ADMINISTRATION OF THE PLAN

3.1  The Administrator shall have the power to administer the Plan in its discretion. To the extent permitted under applicable law, the Board may delegate its powers under the Plan, or any part thereof, to the Committee, in which case, any reference to the Board in the Plan with respect to the rights so delegated shall be construed as reference to the Committee; provided, however, that subject to applicable law, the Committee shall have advisory tasks only with respect to designating Optionees. Notwithstanding the foregoing, the Board shall automatically have residual discretionary authority (i) if no Committee shall be constituted, (ii) with respect to rights not specifically delegated by the Board to the Committee, or (iii) if such Committee shall cease to operate for any reason whatsoever.

3.2  The Committee, if appointed, shall select one of its members as its chairman and shall hold its meetings at such times and places as the chairman shall determine.

3.3  The Administrator shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.4  The Administrator shall have the full power and discretionary authority, subject to applicable law and subject to the Company’s incorporation documents, to: (i)  designate Optionees; (ii) determine the terms and provisions of the respective Option Agreements (which may, but need not, be identical), including, but not limited to, the number of Options to be granted to each Optionee, the number of Shares to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to the transferability or restrictions constituting substantial risk of forfeiture; (iii) accelerate the right of an Optionee to exercise, in whole or in part, any previously granted Option; (iv) interpret the provisions and supervise the administration of the Plan; (v) cancel or suspend awards, as necessary; (vi) determine the Fair Market Value of the Shares covered by each Option in accordance with the principles set forth in section 2.13 hereof; (v) designate the type of Options to be granted to an Optionee; (vi) alter any restrictions and conditions of any Options or Shares subject to any Options; , (ix) determine the Purchase Price of the Option; (x) prescribe, amend and rescind rules and regulations relating to the Plan (vii) determine any other matter which is necessary or desirable for, or incidental to the administration of the Plan, including make any requisite adjustments in the Plan and determine the relevant terms in any Option Agreement in order to comply with the requirements of any relevant tax regimes and make any requisite adjustments in the Plan and determine the relevant terms with respect to any applicable sub-plans to this Plan as may be adopted by the Board.

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3.5  The Board shall have the authority to grant, at its discretion, to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price equal to, lower than or higher than the Purchase Price of the original Option so surrendered and canceled and containing such other terms and conditions as the Board may prescribe in accordance with the provisions of the Plan.  Notwithstanding the above, any new Option that is (i) considered a new grant under Code Section 409A and (ii) issued to an Optionee who is a US Employee will have a Purchase Price of no less than the Fair Market Value of the underlying Shares as determined on the Date of Grant.

3.6  Subject to the Company’s incorporation documents and applicable law, all decisions and selections made by the Administrator pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Administrator shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Administrator relating to any Option to be granted to that member.  Any decision reduced to writing shall be executed in accordance with the provisions of the Company’s incorporation documents, as the same may be in effect from time to time.

3.7  The interpretation and construction by the Committee of any provision of the Plan or of any Option Agreement thereunder shall be final and conclusive unless otherwise determined by the Board.

3.8  Subject to the Company’s incorporation documents and applicable law, and to all approvals legally required, each member of the Board or the Committee or any other internal officer, shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company’s incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise, subject however to any limitations under any applicable law.

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4	DESIGNATION OF PARTICIPANTS AND OTHER MATTERS

4.1  The persons eligible for participation in the Plan as Optionees shall include any Employees and/or Non-Employees of the Company or of any Affiliate.

4.2  The Plan is intended to enable the Company to grant options and issue shares under various and different tax regimes, including, without limitation: (i) US Options; (ii) pursuant and subject to Section 102 and Section 3(i) of the Ordinance or any provision which may amend or replace it and any regulations, rules, orders or procedures promulgated thereunder and to designate them as either grants made through a trustee or not through a trustee; (iii) to Optionees in jurisdictions other than Israel and the United States; and (vi) as restricted shares. Accordingly, the Board may consider and resolve (subject to the Company’s incorporation documents and applicable law) on introducing amendments to this Plan and/or to adopt sub-plans thereto in order to accommodate any of the foregoing or any other types of options or stock based incentives under any applicable tax regime or jurisdiction.

4.3  102 Options may be granted only to Israeli Employees.

4.4  Notwithstanding anything provided herein, the Company does not warrant that the Plan will be recognized by the income tax authorities in any jurisdiction or that future changes will not be made to the provisions of applicable laws, or rules or regulations which are promulgated from time to time thereunder, or that any exemption or benefit currently available, whether pursuant to the Code or Ordinance or otherwise, will not be abolished.

4.5  The grant of an Option hereunder shall neither entitle the Optionee to participate nor disqualify the Optionee from participating in, any other grant of Options pursuant to the Plan or any other option or share plan of the Company or any of its Affiliates.

5	TRUSTEE

The Board may appoint (and may, from time to time, replace) a Trustee for the purposes of the Plan, in accordaance with the requirements of applicable law. The Israeli Sub-Plan contains provisions relating to the appointment of such Trustee in connection with Israeli Options.

6	SHARES RESERVED FOR THE PLAN; RESTRICTIONS THEREON

6.1  The Company has reserved 26,842,036 authorized but unissued Shares for the purposes of the Plan, subject to adjustment as set forth in Section 8 below.  In no event may the Company grant a number of Options representing Shares that have a Fair Market Value, as of the Date of Grant, in excess of ten percent (10%) of the Company’s market capitalization, as of the Date of Grant, to any single Optionee in a calendar year.  Any Shares which remain unissued and which are not subject to the outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Shares subject to such Option may again be subjected to an Option under the Plan or under the Company’s other share option plans.

6.2  Each Option granted pursuant to the Plan, shall be evidenced by a written Option Agreement between the Company and the Optionee, in such form as the Administrator shall from time to time approve. Each Option Agreement shall state, among other matters, the number of Shares to which the Option relates, the type of Option granted thereunder, the Vesting Dates, the Purchase Price per Share and the Expiration Date and such other terms and conditions as the Administrator in its discretion may prescribe, provided that they are consistent with this Plan.

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7	PURCHASE PRICE

7.1  The Purchase Price of each Share subject to an Option shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time.  However, in the case of a grant to any US Employee, the Purchase Price shall not be less than 100% of the Fair Market Value of the underlying Shares as determind on the Date of Grant. Each Option Agreement will contain the Purchase Price determined for each Optionee.

7.2  The Purchase Price shall be payable upon the exercise of an Option in the following acceptable forms of payment:

i.	cash, check or wire transfer;

ii.
at the discretion of the Board, through delivery of Shares (including other Shares subject to the Options being exercised) having a Fair Market Value equal as of the date of exercise to the Purchase Price of the Shares purchased and acquired upon exercise of the Option, or through a different form of cashless exercise through a third party broker as approved by the Board; and/or

iii.	at the discretion of the Board, any combination of the methods of payment permitted by any paragraph of this Section7.2.

7.3  The Board shall have the authority to approve any other means of payment and/or to postpone the date of payment (and, therefore, exercise) under such terms as it may determine.

7.4  The currency of the Purchase Price shall be denominated at the Administrator’s sole discretion who may accordingly elect to denominate the Purchase Price in the currency of the primary economic environment of, either the Company, any of its Affiliates, or the Optionee (that is the functional currency of the Company or the currency in which the Optionee is paid).

8	ADJUSTMENTS

Upon the occurrence of any of the following described events, Optionee’s rights to purchase Shares under the Plan shall be adjusted as hereafter provided:

8.1  In the event of a Transaction, the unexercised Options then outstanding under the Plan shall be assumed or substituted for an appropriate number of shares of each class of shares or other securities of the Successor Company (or a parent or subsidiary of the Successor Company) as were distributed to the shareholders of the Company in connection and with respect to the Transaction. In the case of such assumption and/or substitution of Options, appropriate adjustments may be made to the Purchase Price so as to reflect such action and all other terms and conditions of the Option Agreements shall remain unchanged, including but not limited to the vesting schedule, all subject to the determination of the Board, which determination shall be in its sole discretion and final.  The Company shall notify the Optionee of the Transaction in such form and method as it deems applicable at least ten (10) days prior to the effective date of such Transaction.  Should the employee not exercise the Options during the abovementioned ten (10) day period the Options will automatically expire.

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8.2  Notwithstanding anything to the contrary, any Options that are exercisable into Shares that have a Fair Market Value that is equal to or less than such Option’s Purchase Price may be cancelled by the Committee rather than assumed or substituted by the Successor Company.

8.3  Notwithstanding the above and subject to any applicable law and to the specific terms of the particular Option Agreement, in the event that the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute for the Options, then all unvested Options shall automatically expire. Notwithstanding the above and subject to any applicable law, the Administrator may determine otherwise with respect to certain Option Agreements.

8.4  If the Company is voluntarily liquidated or dissolved while unexercised Options remain outstanding under the Plan, the Company shall immediately notify all Optionees of such liquidation, and the Optionees shall then have ten (10) days to exercise any unexercised Vested Option held by them at that time, in accordance with the exercise procedure set forth herein. Upon the expiration of such ten-day period, all remaining outstanding Options will terminate immediately.

8.5  If the outstanding shares of the Company shall at any time be changed or exchanged by declaration of a share dividend (bonus shares), share split, reverse share split, combination or exchange of shares, recapitalization (but not the conversion of any convertible securities of the Company), or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, then the number, class and kind of the Shares subject to the Plan or subject to any Options therefore granted, and the Purchase Prices, shall be appropriately and equitably adjusted, as determined by the Board.

8.6  Anything herein to the contrary notwithstanding, if all or substantially all of the Shares are to be sold, or in case of a Transaction, all or substantially all of the shares of the Company are to be exchanged for securities of another Company, then each Optionee shall be obliged to sell or exchange, as the case may be, any Shares such Optionee purchased under the Plan, in accordance with the instructions issued by the Board in connection with the Transaction, whose determination shall be final.

8.7  The Optionee acknowledges that in the event that the Company’s shares shall be registered for trading in any public market, Optionee’s rights to sell the Shares may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

8.8  In the event of a Change in Control, no changes will be made to the terms of the Options, unless otherwise determined by the Board.

9	TERM AND EXERCISE OF OPTIONS

9.1  Options shall be exercised by the Optionee by giving written notice to the Company and/or to any third party designated by the Company (the “Representative”), in such form and method as may be determined by the Administrator and when applicable, by the Trustee in accordance with the requirements of applicable law, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the Purchase Price at the Company’s or the Representative’s principal office and compliance with any applicable tax obligations as may be required under law, and/or in the Option Agreement. The notice shall specify the number of Shares with respect to which the Option is being exercised.

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9.2  Options, to the extent not previously exercised, shall terminate forthwith upon the earlier of: (i) the date set forth in the Option Agreement; (ii) the lapse of ten (10) years from the Date of Grant; (ii) in the event of a Transaction and other events, as stated in Section 8 above, and (iii) the expiration of any extended period in any of the events set forth in Section 9.5 below.

9.3  The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 9.5 below, the Optionee is employed by, serves as a director, or provides services to the Company or any of its Affiliates, at all times during the period beginning with the Date of Grant and ending upon the date of exercise.

9.4  Subject to the provisions of Section 9.5 below, in the event of termination of Optionee’s employment, directorship or service-provider relationship, with the Company and all of its Affiliates, all Options granted to such Optionee shall immediately expire. Unless otherwise approved by the Administrator, the actual date of termination of employment, directorship or services shall be deemed to constitute termination of employment or services. For the avoidance of doubt, in case of such termination of employment, directorship or services, the unvested portion of the Optionee’s Option shall not vest, shall not become exercisable and shall be forfeited by the Optionee.

9.5  Notwithstanding anything to the contrary hereinabove and unless otherwise determined in the Optionee’s Option Agreement, an Option may be exercised after the date of termination of Optionee’s employment or service with the Company or any Affiliates during an additional period of time beyond the date of such termination, but only with respect to the number of Vested Options at the time of such termination, if:

i.
termination is without Cause, in which event any Vested Option still in force may be exercised within a period of ninety (90) days after the date of such termination or the Expiration Date of the Option, if earlier; or

ii.
termination is the result of death or disability of the Optionee, in which event any Vested Option still in force may be exercised within a period of twelve (12) months after the date of such termination or the Expiration Date of the Option, if earlier; or

iii.
prior to the date of such termination, the Administrator shall authorize an extension of the terms of all or part of the Vested Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable, and provided further that the Vested Options may lose their status as Approved 102 Option (as more fully defined in the Israeli Sub-Plan), if such extension extends beyond the maximum extension authorized by the Ordinance, and; provided further that any such extension of an Option held by an Optionee who is a US Employee is not a “deferral of income” under Code Section 409A.

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For avoidance of any doubt, if termination of employment or service is for Cause, any outstanding unexercised Option (whether vested or non-vested), will immediately expire and terminate, and the Optionee shall not have any right in connection with such outstanding Options.

9.6  To avoid doubt, the Optionees shall not be deemed owners of the Shares issuable upon the exercise of Options and shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any Option, until registration of the Optionee as holder of such Shares in the Company’s register of shareholders upon exercise of the Option in accordance with the provisions of the Plan, further subject to the Company’s incorporation documents and applicable law.

9.7  Any form of Option Agreement authorized by the Plan may contain such other provisions as the Administrator may, from time to time, deem advisable.

9.8  No Option shall be exercisable after the Expiration Date.

10	VESTING OF OPTIONS

10.1  Subject to the provisions of the Plan, each Option shall vest at the Vesting Dates set forth and for the number of Shares as shall be provided in the Option Agreement.

10.2  An Option may be subject to such other terms and conditions on the time or times when it may be exercised, as the Administrator may deem appropriate. The vesting provisions of individual Options may vary in different Option Agreements.

10.3  Subject to applicable law, (i) the vesting of an Option shall not accrue during any unpaid vacation, and (ii) the Vesting of an Option shall not accrue after a notice of termination of employment has been given by the Company.

11	SHARES SUBJECT TO RIGHT OF FIRST REFUSAL AND BRING ALONG

11.1  Optionee acknowledges the terms and provisions of incorporation documents of the Company and hereby agrees to be bound by its terms. Notwithstanding anything to the contrary therein, none of the Optionees shall have a right of first refusal provision.

11.2  Further, Optionee acknowledges and accepts the terms and provisions of in relation with any shareholders agreements as applicable to other shareholders of Common Stock of the Company, and hereby agrees to be bound by their terms with respect to a bring along provision as if he or she was an original party thereof.

12	DIVIDENDS

With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee and held by the Optionee or by the Trustee, as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Company’s incorporation documents (and all amendments thereto) and subject to any applicable taxation on distribution of dividends.

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13	RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS

13.1  No Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to it given to any third party whatsoever by operation of law or otherwise, except as specifically allowed under the Plan and during the lifetime of the Optionee each and all of such Optionee’s rights to purchase Shares hereunder shall be exercisable only by the Optionee. Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

13.2  As long as Option’s and/or Shares are held by the Trustee on behalf of the Optionee, all rights of the Optionee over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or pursuant to the laws of descent and distribution.

14	EFFECTIVE DATE AND DURATION OF THE PLAN

14.1  The Plan shall be effective as of the day it was adopted by the Board and shall terminate at the end of ten (10) years from such day of adoption; provided, however that the Plan shall remain in effect until the latest Expiration Date of any outstanding Option.

14.2  Subject to applicable law, no Option shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months following the date the Plan is adopted by the Administrator.

15	AMENDMENTS OR TERMINATION

15.1  The Administrator may at any time amend (subject to the provisions of Section 15.3 below), alter, suspend or terminate the Plan.

15.2  The Company shall obtain the approval of the Company’s shareholders for the adoption of this Plan or for any amendment to this Plan if shareholders’ approval is necessary or desirable to comply with any applicable law, including, without limitation, the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this Plan, or if shareholders’ approval is required by any authority or by any governmental agencies or national securities exchanges, including, without limitation, the U.S. Securities and Exchange Commission or as may be required under the Company’s incorporation documents.

15.3  Without derogating from any other rights granted herein to the Board, the Board may at any time, but when applicable, after consultation with the Trustee, amend, alter, suspend or terminate the Plan and/or any sub-plan thereunder. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16	GOVERNMENT REGULATIONS

The Plan, the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules, and regulations, whether of the State of Israel or of the United States or any other state having jurisdiction over the Company or the Optionee, including the registration of the Shares under the United States Securities Act of 1933, the Israeli Companies Law 1999, the Israeli Securities Law 1968 and the Israeli Tax Ordinance [New Version] 1961 and to such approvals by any governmental agencies or national securities exchanges as may be required. Nothing herein shall be deemed to require the Company to register the Shares under the securities laws of any jurisdiction.

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17	CONTINUANCE OF EMPLOYMENT OR HIRED SERVICES ; NO CLAIMS

17.1  Neither the Plan nor any Option Agreement shall impose any obligation on the Company or an Affiliate thereof, to continue any Optionee in its employ or service, and nothing in the Plan, any Option Agreement or in any Option granted pursuant thereto shall confer upon any Optionee any right to continue in the employ or service of the Company or an Affiliate thereof or restrict the right of the Company or an Affiliate thereof to terminate such employment or service at any time.

17.2  No Optionee or other person shall have any claim to be granted any Options, and there is no obligation for uniformity of treatment of Optionees. The terms and conditions of Options and the Administrator’s determinations and interpretations with respect thereto need not be the same with respect to each Optionee (whether or not such Optionees are similarly situated).

17.3  No income or gain which shall be credited to or which purports to be credited to an Optionee as a result of this Plan shall in any manner be taken into account in the calculation of the basis of the Optionee’s entitlements from the Company or any Affiliate or in the calculation of any social welfare right or other rights or benefits arising out of the employee/employer or any other relationship (including, without limitation, any benefits under any pension, retirement, severance, profit sharing, bonus, life insurance, vacation or other legal requirement or benefit plan of the Company or any Affiliate).  Except as otherwise determined by the Board, if, pursuant to any law, the Company or any Affiliate shall be obliged for the purposes of calculation of the said items to take into account income or gain actually or theoretically credited to the Optionee, the Optionee shall indemnify the Company or any Affiliate against any expense caused to it in this regard.

18	GOVERNING LAW AND JURISDICTION

The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws and further, subject to the provisions of the Code or Ordinance, as applicable. The competent federal or state courts in San Jose, California shall have sole and exclusive jurisdiction in any matters relating hereto.

19	TAX CONSEQUENCES

19.1  To the extent permitted by applicable law, any tax consequences to any Optionee arising from the grant or exercise of any Option, from the payment for the sale of Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including, without limitation, withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

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19.2  The Company and/or, when applicable, the Trustee, shall not be required to release any Share certificate to an Optionee until all required payments hereunder have been fully made by the Optionee.

20	NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. For the avoidance of doubt, prior grants of options to Optionees of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this Section 20.

21	MULTIPLE AGREEMENTS

The terms of each Option may differ from the terms of other Options granted under the Plan at the same time, or at any other time. The Administrator may also grant more than one Option to a given Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

22	RULES PARTICULAR TO SPECIFIC COUNTRIES

Notwithstanding anything herein to the contrary, the terms and conditions of the Plan may be adjusted with respect to a particular country by means of an addendum to the Plan in the form of an appendix (the “Appendix”), and to the extent that the terms and conditions set forth in the Appendix conflict with any provisions of the Plan, the provisions of the Appendix shall govern. Terms and conditions set forth in the Appendix shall apply only to Options issued to Optionees under the jurisdiction of the specific country that is subject of the Appendix and shall not apply to Options issued to any other Optionee.

Adopted on the _____ day of ______, 2013.

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FINJAN HOLDINGS, INC.

ISRAEL APPENDIX TO THE 2013 GLOBAL SHARE OPTION PLAN

1.	GENERAL

1.1
This appendix (the “Appendix”) shall apply only to participants who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the payment of tax (the “Israeli Optionees”). The provisions specified hereunder shall form an integral part of the 2013 Global Share Option Plan of Finjan Holdings, Inc. ( the “Plan” and the “Company”, respectively), which applies to the issuance of Options to purchase Shares of the Company.

1.2	This Appendix is effective with respect to Options granted as of January 1, 2013 and shall comply with Amendment no. 132 of the Israeli Tax Ordinance (New Version), 1961 (the “Ordinance”).

1.3
This Appendix is to be read as a continuation of the Plan and only refers to Options granted to Israeli Optionees so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 of the Ordinance, and any regulations, rules, orders or procedures promulgated thereunder, as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to nor modify the Plan in respect of Optionees who are not Israeli Optionees.

1.4
The Plan and this Appendix are complementary to each other and shall be deemed one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in this Appendix shall prevail with respect to Options granted to Israeli Optionees.

1.5	Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to them in the Plan.

2.	DEFINITIONS

2.1	“Approved 102 Option” means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the participant.

2.2
“Capital Gain Option (CGO)” means an Approved 102 Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.3	“Controlling Shareholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

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2.4	“Employee” means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, but excluding any Controlling Shareholder.

2.5	“ITA” means the Israeli Tax Authorities.

2.6	“Non-Employee” means a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an Employee.

2.7
“Ordinary Income Option (OIO)” means an Approved 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.8	“Option” means an option to purchase one or more Shares of the Company pursuant to the Plan.

2.9	“102 Option” means any Option granted to Employees pursuant to Section 102 of the Ordinance.

2.10	“3(i) Option” means an Option granted pursuant to Section 3(i) of the Ordinance to any person who is a Non- Employee.

2.11	“Option Agreement” means the share option agreement between the Company and a participant that sets out the terms and conditions of an Option.

2.12	“Section 102” means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.13	“Trustee” means any individual or entity appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

2.14	“Unapproved 102 Option” means an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

3.	ISSUANCE OF OPTIONS; ELIGIBILITY

3.1
The persons eligible for participation in the Plan as participants shall include any Employees and/or Non-Employees of the Company or of any Affiliate; provided, however, that (i) Employees may only be granted 102 Options; and (ii) Non-Employees and/or Controlling Shareholders may only be granted 3(i) Options

3.2	The Company may designate Options granted to Employees pursuant to Section 102 as Unapproved 102 Options or Approved 102 Options.

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3.3	The grant of Approved 102 Options shall be made under this Appendix adopted by the Board, and shall be conditioned upon the approval of this Appendix by the ITA.

3.4	Approved 102 Options may either be classified as Capital Gain Options (“CGOs”) or Ordinary Income Options (“OIOs”).

3.5
No Approved 102 Options may be granted under this Appendix to any eligible Employee, unless and until, the Company’s election of the type of Approved 102 Options as CGO or OIO granted to Employees (the “Election”), is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved 102 Option under this Appendix and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Options. The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Israeli Optionees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options simultaneously.

3.6	All Approved 102 Options must be held in trust by a Trustee, as described in Section 4 below.

3.7	For the avoidance of doubt, the designation of Unapproved 102 Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102.

3.8
The terms and conditions upon which Options shall be issued and exercised shall be as specified in the Option Agreement to be executed pursuant to the Plan and to this Appendix. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder (whether a CGO, OIO, Unapproved 102 Option or a 3(i) Option), the vesting provisions and the exercise price.

4.	TRUSTEE

4.1
Approved 102 Options which shall be granted under the Plan and/or any Shares issued upon exercise of such Approved 102 Options and/or other shares received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to a trustee nominated by the Administrator, and approved in accordance with the provisions of Section 102 and held for the benefit of the Optionee. Approved 102 Options and any Shares received subsequently following exercise of 102 Options, shall be held by the Trustee for such period of time as required by Section 102 or any regulations, rules, orders or procedures promulgated thereunder (the “Holding Period”). If the requirements for Approved 102 Options are not met, then the Approved 102 Options may be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.

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4.2
Notwithstanding anything to the contrary, the Trustee shall not release any Approved 102 Options which were not already exercised by the Optionee or release any Shares issued upon exercise of Approved 102 Options prior to the full payment of the Optionee’s tax liabilities arising from 102 Options which were granted to the Optionee and/or any Shares issued upon exercise of such Approved 102 Options.

4.3
With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Israeli Optionee shall not be entitled to sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance.

4.4
The Israeli Optionee shall undertake to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan and this Appendix, or any Option or Shares granted to the Optionee thereunder.

5.
FAIR MARKET VALUE FOR TAX PURPOSES

Without derogating from Section 2.12 of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant of the CGOs, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

6.
EXERCISE OF OPTIONS

Options shall be exercised by the Optionee’s giving a written notice and remitting payment of the Purchase Price to the Company or to any third party designated by the Company (the “Representative”), in such form and method as may be determined by the Company and the Trustee and when applicable, in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Company or the Representative and the payment of the Purchase Price at the Company’s or the Representative’s principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

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7.	RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS

7.1
No Option or any right with respect thereto shall be assignable, transferable, or given as collateral to any third party whatsoever by operation of law or otherwise, except by will or by the laws of descent and distribution. During the lifetime of the Optionee, all of such Optionee’s rights to purchase Shares upon the exercise of his or her Options shall be exercisable only by the Optionee.

7.2
As long as Options or Shares purchased pursuant thereto are held by the Trustee for the benefit of the Optionee, no rights of the Optionee with respect to the Options and or Shares be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

8.	INTEGRATION OF SECTION 102 AND TAX COMMISSIONER’S PERMIT

8.1
With regards to Approved 102 Options, the provisions of the Plan and/or this Appendix and/or the Option Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit and/or any applicable law, and the said provisions and permit shall be deemed an integral part of the Plan and of the Appendix and of the Option Agreement.

8.2
Any provision of Section 102 and/or the said permit and/or any applicable law, which is necessary in order to receive and/or to keep any tax benefit pursuant thereto, which is not expressly specified in the Plan or in this Appendix or in the Option Agreement, shall be considered binding upon the Company and the Optionees.

9.
DIVIDEND

With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee and held by the Optionee or by the Trustee, as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Company’s incorporation documents (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102

10.	TAX CONSEQUENCES

10.1
To the extent permitted by applicable law, any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and/or the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Israeli Optionee shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

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10.2	The Company and/or the Trustee shall not be required to release any Share certificate to an Israeli Optionee until all required payments have been fully made.

GOVERNING LAW & JURISDICTION

This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Appendix.

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